UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                    _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   March 21, 2005


                     HEADLINERS ENTERTAINMENT GROUP, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


        Delaware                  0-33145                 84-1195628
 ----------------------------------------------------------------------------
 (State of Incorporation)         (Commission File       (IRS Employer
                                   Number)                Identification No.)


                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                   (Address of principal executive offices)

                                (973) 233-1233
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 2.03 Creation of a Direct Financial Obligation

     On March 21, 2005 Headliners sold to Cornell Capital Partners, LP a Promissory Note dated March 21, 2005. The Promissory Note is in the principal amount of $3,000,000 and bears interest at 12% per annum. In exchange for the Promissory Note, Cornell Capital Partners paid $2,500,000.

     The Promissory Note provides that Headliners will make monthly principal payments of $100,000 plus accrued interest commencing on May 23, 2005. Headliners' obligation is secured by a pledge of all of its assets. Headliners also pledged 100,000,000 shares of its common stock to secure its obligations under the Note.


                                   EXHIBITS

10-a Secured Promissory Note dated March 21, 2005 issued by the Registrant to Cornell Capital Partners, LP.

10-b Pledge and Escrow Agreement dated March 21, 2005 between the Registrant and Cornell Capital Partners, LP

10-c Security Agreement dated March 21, 2005 between the Registrant and Cornell Capital Partners, LP

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: March 21, 2005              By:/s/ Eduardo Rodriguez
                                   -----------------------------
                                   Eduardo Rodriguez
                                   Chief Executive Officer